MEDCARE TECHNOLOGIES, INC.

                              SUBSCRIPTION DOCUMENT

1. The undersigned hereby subscribes for 300,000 shares of common stock (hereinafter "Shares"), of MedCare Technologies, Inc., a Delaware corporation (the "Company"), being offered by the Company for a purchase price of $5.00 per share and tenders herewith the sum of $1,500,000 in payment therefor, together with tender of this Subscription Document.

2. The undersigned represents and warrants that he is a bona fide resident of Bermuda.

3. The undersigned acknowledges:

         a.       Receipt of publicly available information;

         b. That this subscription, if accepted by the Company, is legally binding and irrevocable;

         c. That the Company has a very limited financial and operating history;

         d. That the Shares have not been registered under the Securities Act of l933, as amended, in reliance upon exemptions contained in that Act, and that the Shares have not been registered under the securities acts of any state in reliance upon exemptions contained in certain states' securities laws; and

         e. That the representations and warranties provided in this Subscription Document are being relied upon by the Company as the basis for the exemption from the registration requirements of the Securities Act of 1933 and of the applicable state's securities laws.

4. The undersigned represents and warrants as follows:

         a. That the undersigned subscriber is purchasing the Shares as an investment and the Shares are purchased solely for the undersigned's own account.

         b. That the undersigned subscriber has sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of an investment in the Shares;

         c. That the undersigned subscriber is able to bear the economic risk of an investment in the Shares;

         d. That the undersigned subscriber is thoroughly familiar with the affairs of the Company and warrants that he is aware of the high degree of risk involved in making an investment in the Shares;

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         e.       That the  undersigned  subscriber's  decision to purchase  the
                  Shares is based solely on the information available publicly;

         f. That the undersigned subscriber is purchasing the Shares directly from the Company and understands that neither the Company nor the Offering is associated with, endorsed by nor related in any way with any investment company, national or local brokerage firm or other broker dealer. The undersigned subscriber's decision to purchase the Shares is not based in whole or in part on any assumption or understanding that an investment company, national or local brokerage firm or other broker dealer is involved in any way in this Offering or has endorsed or otherwise recommended an investment in these Shares.

         g. That the undersigned subscriber has an investment portfolio of sufficient value that he could suitably absorb a high risk illiquid addition such as an investment in the Shares.

         h. The undersigned further represents that he is an accredited investor and was not incorporated for the specific purpose of acquiring the securities offered and has assets in excess of $5,000,000.

5. The undersigned understands and agrees that this subscription is made subject to each of the following terms and conditions:

         a. The Company shall have the right to accept or reject this subscription, in whole or part, for any reason. Upon receipt of each Subscription Document, the Company shall have until November 15, 1998 in which to accept or reject it. If no action is taken by the Company within said period, the subscription shall be deemed to have been accepted. In each case where the subscription is rejected, the Company shall return the entire amount tendered by the subscriber, without interest;

         b. That the undersigned subscriber will, from time to time, execute and deliver such documents or other instruments as may be requested by the Company in order to aid the Company in the consummation of the transactions contemplated by the Memorandum.

6. The undersigned hereby constitutes and appoints the Company, with full power of substitution, as attorney-in-fact for the purpose of executing and delivering, swearing to and filing, any documents or instruments related to or required to make any necessary clarifying or conforming changes in the Subscription Document so that such document is correct in all respects.

7. As used herein, the singular shall include the plural and the masculine shall include the feminine where necessary to clarify the meaning of this Subscription Document.

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         IN WITNESS  WHEREOF,  the  undersigned  has executed this  Subscription
Document this 6th day of November, 1996.

         Number of Shares                     300,000
         Total amount tendered              $1,500,000

LYONS CAPITAL CORP.                                  Brenda C. Pratt
                                                     ---------------
                                                     Name (Please Type or Print)


                                                     By: /s/ Brenda C. Pratt
                                                     -----------------------
                                                         (Signature)

                                                     Secretary/Treasurer
                                                     -------------------
                                                         Title


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